Exhibit 99.1

SeaChange International, Inc. Announces Reverse Stock Split

Boston, MA – May 22, 2023 – SeaChange International, Inc. (NASDAQ: SEAC) (“SeaChange” or the “Company”), a leading provider of video delivery, advertising, streaming platforms, and emerging FAST (Free Ad-Supported Streaming TV services) development, today announced that it has resolved to effect a reverse stock split of the Company’s issued common stock and has determined the ratio to be 1-for-20. The Company’s stockholders approved the reverse stock split and granted the SeaChange board of directors the authority to determine the exact split ratio and when to proceed with the reverse stock split at the Company’s Annual Meeting of Stockholders held on May 19, 2023.

The reverse stock split became effective on May 19, 2023 at 5:00 p.m., Eastern Time, and the Company’s common stock is expected to begin trading on a split-adjusted basis on the Nasdaq Capital Market (“Nasdaq”) as of the open of trading on May 23, 2023 under the existing ticker symbol “SEAC”. The new CUSIP number for the Company’s common stock will be 811699 404.

When the reverse stock split becomes effective, every twenty (20) shares of the Company’s issued and outstanding common stock will be automatically combined into one issued and outstanding share of common stock without any change in the par value per share or the total number of authorized shares. This will reduce the number of outstanding shares of the Company’s common stock from approximately 51 million shares to approximately 2.5 million shares.

No fractional shares of common stock will be issued in connection with the reverse stock split. If as a result of the reverse stock split, a stockholder of record would otherwise hold a fractional share, the fractional share resulting from the reverse stock split will be rounded up to the nearest whole share. Stockholders holding share certificates will receive information from Computershare Trust Company, N.A., the Company’s transfer agent, regarding the process for exchanging their shares of common stock. Those stockholders who hold their shares in brokerage accounts or in “street name” will receive instructions from their brokers.

Proportionate adjustments will be made to the exercise price and number of shares issuable upon the exercise of the options outstanding under the Company’s equity incentive plans, and the number of shares subject to restricted stock units, deferred stock units and performance stock units under the Company’s equity incentive plans.

Additional information about the reverse stock split can be found in SeaChange’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 17, 2023, a copy of which is available at www.sec.gov.

About SeaChange International, Inc.

SeaChange International, Inc. (NASDAQ: SEAC) provides first-class video streaming, linear TV, and video advertising technology for operators, content owners, and broadcasters globally. SeaChange technology enables operators, broadcasters, and content owners to cost-effectively launch and grow premium linear TV and direct-to-consumer streaming services to manage, curate, and monetize their content. SeaChange helps protect existing and develop new and incremental advertising revenues for traditional linear TV and streaming services with its unique advertising technology. SeaChange enjoys a rich heritage of nearly three decades of delivering premium video software solutions to its global customer base.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, as amended to date. Forward-looking statements can be identified by words such as “may,” “might,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “seeks,” “intends,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Examples of forward-looking statements include, among others, statements we make regarding the effective date of the reverse stock split, the date the Company’s common stock is expected to begin trading on a split-adjusted basis on Nasdaq, and other statements that are not purely statements of historical fact.

These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to a number of known and unknown risks and significant business, economic and competitive uncertainties that could cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. Risks that could cause actual results to differ include, but are not limited to: weakened global economic conditions, including inflation; a reduction in spending by customers on video solutions and services would adversely affect our business, financial condition and operating results; the increase in labor, service and supply costs, including as a result of inflationary pressures; the manner in which the multiscreen video and over-the-top markets develop; our efforts to become a company that primarily provides software solutions; the inability to successfully compete in our marketplace; the failure to respond to rapidly changing technologies related to multiscreen video; the variability in the market for our products and services; the loss of or reduction in demand, or the return of product, by one of the Company’s large customers or the failure of revenue acceptance criteria to have been satisfied in a given fiscal quarter; the cancellation or deferral of purchases of our products or final customer acceptance; a decline in demand or average selling prices for our products and services; our entry into fixed-price contracts, which could subject us to losses if we have cost overruns; warranty claims on our products and any significant warranty expense in excess of estimates; the possibility that our software products contain serious errors or defects; turnover in our senior management; our ability to retain key personnel and hire additional personnel; the failure to achieve our financial forecasts due to inaccurate sales forecasts or other factors, including due to expenses we may incur in fulfilling customer arrangements; the impact of our cost-savings and restructuring programs; the Company’s ability to manage its growth; the risks associated with international operations; risks related to public health pandemics such as the COVID-19 pandemic; the impact of the ongoing conflict in Ukraine on our business; our ability to remain listed on Nasdaq; the success and timing of regulatory submissions; litigation regarding intellectual property rights; risk related to protection of our intellectual property; changes in the regulatory environment; significant risks to our business when we engage in the outsourcing of engineering work, including outsourcing of software work overseas; fluctuations in foreign currency exchange rates could negatively impact our financial results and cash flows; weakened global economic conditions that may harm our industry, business and results of operations; and other risks that are described in further detail in the Company’s reports filed from time to time with the SEC, which are available at the SEC’s website at http://www.sec.gov, including but not limited to, such information appearing under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K, subsequent quarterly reports and in subsequent filings SeaChange makes with the SEC from time to time, particularly under the heading “Risk Factors.” Any forward-looking statements should be considered in light of those risk factors. The Company cautions readers that such forward-looking statements speak only as of the date they are made. The Company disclaims any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in Company expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.

SeaChange Contact

Matt Glover

Gateway Group, Inc.

949-574-3860

SEAC@gatewayir.com

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